UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 13, 2010

HIGHLAND RIDGE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53432	13-4013027
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, P.R. China
(Address of principal executive offices) (Zip Code)

  (Registrant’s telephone number, including area code)

330 Clematis Street, Suite 217
West Palm Beach, Florida, 33401
 (Former name or former address, if changed since last report)

–––––––––––––––– Copies to: Gregg E. Jaclin, Esq. Yarona Y. Liang, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains some forward looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements involve risks and uncertainties. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements

Any or all of our forward-looking statements in this prospectus may turn out to be inaccurate. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this prospectus will in fact occur. You should not place undue reliance on these forward-looking statements.

Item 1.01 Entry Into A Material Definitive Agreement

On January 13, 2010 (the “Closing Date”), Highland Ridge, Inc. (“we”, “us” or the “Company”) entered into a share purchase agreement (the “Purchase Agreement”) with Michael Anthony, (“Anthony”), and the individuals set forth on Schedule A of the Purchase Agreement (the “Purchasers”).  Pursuant to the Purchase Agreement, the Company sold an aggregate of 10,880,000 shares of common stock of the Company to the Purchasers for a total of $225,000 (the “Transaction”).

Immediately following the Transaction, we re-purchased 10,880,000 common shares from Corporate Services International Profit Sharing and Century Capital Partners, LLC, which are both beneficially owned by Anthony, for an aggregate purchase price of $225,000, as contemplated by the repurchase agreement (the “Repurchase Agreement”) by and among the Corporation, Corporate Services International Profit Sharing and Century Capital Partners, LLC, also dated January 13, 2010. As a result, the Purchasers held 99% of the common shares of the Company and the above transactions resulted in a change in control of the Company.

In connection with the Purchase Agreement, Michael Anthony, former President, Chief Executive Officer, Chief Financial Officer, and Secretary of the Company, resigned from his officer positions, and Ms. Jiaojiao Jiao was appointed as the President, Chief Executive Officer, Treasurer and Secretary of the Company effective immediately. Anthony resigned as the director of the Company and Jiaojiao Jiao was appointed as the sole director and Chairman of the Board of Directors effective ten (10) days following the filing and mailing of the Schedule 14f-1 which we filed on January 13, 2010.

The foregoing description of the Purchase Agreement and the Repurchase Agreement are qualified in their entirety by the full text of such documents which are filed as Exhibits 10.1 and 10.2, respectively, to this report and incorporated by reference into this Item 1.01.

Item 3.02  Unregistered Sales of Equity Securities

As described in Item 1.01 of this report, on the Closing Date, the Company completed the transactions contemplated in the Purchase Agreement, pursuant to which, among other things, the Purchasers purchased on the Closing Date an aggregate of 10,880,000 shares of common stock of the Company for a total purchase price of $225,000 which was paid to the Company on the Closing Date.  All such shares of common stock sold by the Company were issued in reliance upon the exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for this transaction.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i	On January 13, 2010, we dismissed Michael F. Cronin (“Cronin”) as our independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on January 13, 2010.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
Cronin’s reports on the financial statements of the Company for the years ended September 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iv
In connection with the audit and review of the financial statements of the Company through January 13, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Cronin’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the years ended September 30, 2009 and 2008 and interim unaudited financial statement through January 13, 2010, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided Cronin with a copy of this Current Report on Form 8-K and requested that Cronin furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Cronin, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On January 13, 2010, the Board appointed LBB & Associates Ltd., LLP (“LBB”) as the Company’s new independent registered public accounting firm. The decision to engage LBB was approved by the Company’s Board of Directors on January 13, 2010.

ii
Prior to January 13, 2010, the Company did not consult with LBB regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.01  Change of Control of Registrant

As a result of the closing of the transactions contemplated by the Purchase Agreement and the Repurchase Agreement referred to in Item 1.01 of this report, on January 13, 2010, a change of control occurred whereby the Purchasers acquired 10,880,000 shares of common stock representing approximately 99% of the outstanding shares of common stock of the Company, after the cancellation of the 10,880,000 shares held by Corporate Services International Profit Sharing and Century Capital Partners, LLC.

In connection with the Purchase Agreement, Michael Anthony resigned from all his officer positions, and Ms. Jiaojiao Jiao was appointed as the President, Chief Executive Officer, Treasurer and Secretary of the Company effective immediately. Anthony resigned as the director of the Company and Jiaojiao Jiao was appointed as the sole director and Chairman of the Board of Directors effective ten (10) days following the filing and mailing of the Schedule 14f-1 which we filed on January 13, 2010. See Item 5.02 of this report for information on the appointment of Ms. Jiaojiao Jiao to the Board of Directors of the Company.

Item 5.02 Departure of Directors or Certain Officer: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)   Resignation of Directors

Subject to the effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act, Michael Anthony resigned as the sole director of the Company. There were no disagreements between Michael Anthony and us or any officer or director of the Company.

(b)   Resignation of Officers

On the Closing Date, Michael Anthony resigned as our President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary effective immediately.

(c)   Appointment of Directors and Officers

The following person was appointed as our officer at closing, and upon effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act, will be appointed as our sole director until her successor is elected:

NAME	AGE	POSITION
Jiaojiao Jiao	28	President, CEO, Treasurer, Secretary and Chairman of the Board of Directors

The business background descriptions of the newly appointed director and officer are as follows:

Jiaojiao Jiao: President, CEO, Treasurer, Secretary and Chairman of the Board of Directors. Ms. Jiao, age 28, was appointed as our President, Chief Executive Officer, Treasurer and Secretary on January 13, 2010 in connection with the closing of the Purchase Agreement.  Ms. Jiao graduated from Royal Melbourne Institute of Technology in 2005 with a B.A. degree in English Literature.  She joined JW. Junwei Financial Group as the Director of Marketing in 2005. Ms. Jiao is not a director of any other public companies.

Family Relationships

There are no family relationships between the officers or directors of the Company.

(d) Employment Agreements of the Executive Officers

We currently did not enter into any employment agreement with our executive officers.

(e) Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated January 13, 2010

10.2	Repurchase Agreement, dated January 13, 2010

16.1	Letter from Michael F. Cronin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLAND RIDGE, INC.

Date: January 19, 2010	By:	/s/ Jiaojiao Jiao
Jiaojiao Jiao President and Chief Executive Officer